Exhibit 99.1

                        Form 3 Joint Filer Information

----------------------------------- -------------------------------------------
Name:                                DiMaio Ahmad Management LLC
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Address:                            c/o DiMaio Ahmad Capital LLC
                                    245 Park Ave
                                    New York, NY 10167
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Designated Filer:                   DiMaio Ahmad Capital LLC
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Issuer & Ticker Symbol:             SunCom Wireless Holdings, Inc. [SCWH.OB]
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Date of Event Requiring Statement:  May 15, 2007
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Signature:                           /s/ Nassar Ahmad - Authorized Signatory
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Name:                               Jack DiMaio
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Address:                            c/o DiMaio Ahmad Capital LLC
                                    245 Park Ave
                                    New York, NY 10167
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Designated Filer:                   DiMaio Ahmad Capital LLC
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Issuer & Ticker Symbol:             SunCom Wireless Holdings, Inc. [SCWH.OB]
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Date of Event Requiring Statement:  May 15, 2007
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Signature:                          /s/ Jack DiMaio
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------

----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Name:                               Nasser Ahmad
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Address:                            c/o DiMaio Ahmad Capital LLC
                                    245 Park Ave
                                    New York, NY 10167
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Designated Filer:                   DiMaio Ahmad Capital LLC
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Issuer & Ticker Symbol:             SunCom Wireless Holdings, Inc. [SCWH.OB]
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Date of Event Requiring Statement:  May 15, 2007
----------------------------------- -------------------------------------------
----------------------------------- -------------------------------------------
Signature:                          /s/ Nassar Ahmad
----------------------------------- -------------------------------------------